BERWYN INCOME FUND

a series of THE BERWYN FUNDS

2000
ANNUAL REPORT

Shareholders Services                             a no load
c/o PFPC Inc.                                   mutual fund
P. O. Box 8821
Wilmington, DE  19899	(800) 992-6757

2000 Annual Report
BERWYN INCOME FUND
a series of THE BERWYN FUNDS

January 29, 2001

Dear Berwyn Income Shareholder:

The annual total return to shareholders of the Berwyn Income Fund
(BIF) was 6.05 percent for the year 2000 versus 0.83 percent in 1999. The net asset value per share declined from $10.00 on December 31, 1999 to $9.76 on December 31, 2000. Quarterly dividends totaling $0.82 were paid to shareholders from net investment income. Notwithstanding the Berwyn Income Fund's return, the past year was a tumultuous one for most sectors of the capital markets. Two of the hardest hit sectors were the NASDAQ, which underwent a devastating 51% correction from its March high, and the high yield bond market, which recorded its worst performance since the early 1990's.

In 2000 a dichotomy in performance developed between a narrow upper tier of high quality fixed income securities and most other fixed income investments. Among investment-grade bonds, the highest quality securities, US Treasury bonds, AAA and AA corporate bonds, rallied significantly whereas those of lesser quality, including A and BBB-rated investment-grade corporate bonds, rallied less. Outside of the investment-grade arena, the high-yield bond market declined, experiencing one of its most punishing years ever. The performance of our two fixed income indices reflect this divided market place.
The Salomon Smith Barney Broad Investment-grade Bond Index, dominated by government securities with essentially no credit risk, closed the year with a total return of 11.59 percent. However, the Salomon Smith
Barney High Yield Composite Index finished the year with a 6.45 percent loss. BIF held investments in all of the fixed income categories mentioned except US Treasury bonds.

The behavior of the bond market reflects the climate of uncertainty created by the precipitous decline in the technology-laden NASDAQ Index and the increasing signs of a slowdown in economic growth. Treasury bonds, which had been in short supply, rallied as investors sought safety. At year-end, the rally accelerated in anticipation of the Federal Reserve Board lowering interest rates to avert a recession. When January 2001 arrived, the Federal Reserve Board did indeed cut interest rates before their scheduled meeting, making its bias towards stimulating the economy clear. High yield bonds continued to languish based on the high level of bankruptcies and fears that Chairman Greenspan had waited too long to provide liquidity to the credit markets.

Regarding the equity markets, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Index performed poorly, both closing with negative returns of 4.71 percent and 9.10 percent, respectively. The Fund's index with equity exposure, the Lipper Income Fund Index, closed the year with a positive total return of 5.30 percent. The Lipper Income Fund Index is comprised of mutual funds, some of which are heavily weighted with blue chip stocks selling at high price-to-earnings ratios. While blue chip stocks performed poorly in general, some of the funds in this index have a significant portion of their investments in Treasury bonds.

The stock portion of the BIF portfolio performed well in 2000.
It consists primarily of small, out-of-favor companies selling at low P/E ratios, with a strong representation in high dividend-paying real estate investment trusts and utilities. The volatility of the popular technology stocks, which experienced steep declines during the course of the year, compelled investors to seek more defensive equities.

The composition of BIF's investments by asset class as of December 31, 2000 is as follows:

     Dividend-paying Common Stocks     34.1%
     Corporate Bonds                   37.9%
     Convertible Bonds                 16.4%
     Convertible Preferred Stocks       7.6%
     Preferred Stocks                   4.0%

As stated in BIF's prospectus, once the representation of common stocks exceeds 30 percent of the investment portfolio, no new stock purchases can be made. At year end, a tender offer was made for Lindberg Corporation and the Swift Energy bonds were converted to common stock, which pushed the stock portion over 30 percent. The common stock portion will be reduced over time.

The weighted average maturity of the bonds in the portfolio is 7.5 years. The duration of the bonds is 4.7 years. The credit quality of the bonds, constituting 54.3 percent of the portfolio, is as follows: investment-grade, 27.5 percent; rated less than investment-grade,
17.8 percent; and, un-rated, 9.0 percent.

The five sectors of the economy with the largest representation at year-end are:

     Financial             20.6%
     Basic Materials       17.1%
     Utilities             11.3%
     Energy                11.1%
     Consumer Cyclicals     6.6%


BIF's ten largest holdings at year-end are listed below:

Company                         Security                     Percent

Ford Motor Credit Corp          Corporate Bond                4.94%
     6.375%, 11/05/08
Impala Platinum                 Common Stock                  4.29%
Trans Lux Corp.                Convertible Corporate Bond     4.24%
     7.5%, 12/01/06
Callon Petroleum               Convertible Preferred Stock    4.23%
Ashland Oil                    Corporate Bond                 3.92%
     8.23%, 2/26/07
Standard Commercial            Convertible Corporate Bond     3.78%
     7.25%, 3/31/07
Cyprus Amax                    Corporate Bond                 3.67%
     7.375%, 5/15/07
Otter Tail Power               Common Stock                   3.63%
Town & Country Trust           Common Stock                   3.35%
IMC Global                     Corporate Bond                 3.02%
     7.30%, 1/15/28

At year end, the total net assets in BIF were $42 million.
The expense ratio for the year was 0.94 percent.

Three major factors should help BIF's portfolio going forward:

First, defensive investments have wider appeal now than they have had over the past few years. From 1997 through March of 2000, the growth/momentum style of investing, with its sharp focus on technology and the Internet, was extremely successful. Since that time, this style of investing has met with severe disappointment as the NASDAQ index closed the year with a negative total return of 39.3 percent. Many investors who had become complacent about the risks of owning equities are now turning to more defensive investments.

Secondly, at present, it appears there are tremendous values in the investment-grade corporate and high yield bond markets. The vibrant economic activity brought about by the boom in technology masked an underlying weakness in the industrial and manufacturing sectors of the economy. These sectors have suffered from worldwide over-capacity resulting from the drop in demand starting with the Asian financial crisis in July of 1997. As a consequence, corporate bond yield spreads (the premium over Treasury yields paid by corporate borrowers) have widened relentlessly. Over-issuance of high yield bonds, particularly in the telecommunications sector, has also contributed to the widening of yield spreads. Toward the end of 2000, corporate yield spreads reached historically high levels, reminiscent of the recession years at the start of the 1990's. In our opinion, much of the anticipated slowdown has already been discounted and many industry sectors are already in the recovery stages. Accordingly, the present condition of the corporate bond market may represent a unique opportunity to accumulate inexpensive bonds in the financial, consumer, industrial, technology and healthcare sectors.

Thirdly, real interest rates have declined sharply, making the hefty yields on corporate bonds even more attractive. For much of the year, concern about speculation in the technology related areas of the stock market and firm, or rising, commodity prices prevented the Federal Reserve Board from shifting to a loosening bias. However, given the NASDAQ's dramatic decline and signs of spreading economic weakness, Chairman Greenspan was able to surprise the financial markets with a sharp cut in interest rate soon after the year end. Given the Federal Reserve's current bias toward stimulating the economy, it appears that real interest rates should remain low and corporate yield spreads should shrink in the future.

Over the past three years, BIF has continued to pay an attractive dividend yield, yet the total return has been somewhat disappointing. At year end, the 30 day SEC yield was 9.35 percent. Hopefully, the year 2000 will prove to have been a transition year to a more favorable investment environment.

Very truly yours,

Edward A. Killen                          Robert E. Killen
Edward A. Killen                          Robert E. Killen
Portfolio Manager                         President

Long Term Fund Performance* (12/31/00)
(Average Annual Compounded Return)

Fund   1 year   5 year   10 year
BIF     6.05%    5.70%    10.72%

*Past performance is not a guarantee of future results.

Note:

The investment return and the principal value of an investment in BIFwill fluctuate so that an investor's shares, when redeemed, may beworth more or less than their original cost.

Returns for the BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of interest and dividends (total return). All index returns listed herein also include the reinvestment of interest and dividends (total return).

Past performance is not predictive of future performance.

The graph is based on an initial investment of $10,000 on December 31, 1990, with distributions being reinvested.

Past performance is not predictive of future performance.

The graph is based on an initial investment of $10,000 on December 31, 1990,with distributions being reinvested.

Note: LII consists of ten funds with investment objectives similar to those of BIF. BIF is precluded from making new investments in common stocks once common stocks comprise 30% of the Fund's assets. This restriction does not necessarily apply to other funds in LII.

To the Trustees and
Shareholders of
Berwyn Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Income Fund (one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP
February 9, 2001

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
Investments in Securities, at Market Value                 $40,136,227
  (Cost $46,349,098) (Note 2)
Cash:                                                        3,063,534
Receivables:
    Interest                                                   497,115
    Investment Securities Sold                                 214,836
    Fund Shares Sold                                               423

          Total Assets                                      43,989,695

Liabilities:
Payable for Investment Securities Purchased                    362,244
Accrued Expenses                                                63,895
Investment Advisory Fee Payable                                 17,922
Fund Shares Payable                                          1,536,116

          Total Liabilities                                  1,980,177


Net Assets:  (1)
Applicable to 4,304,753 Outstanding Shares of
   Common Stock, $1.00 Par Value (Authorized
   20,000,000 Shares)                                   $   42,009,518

Net Asset Value, Offering Price and Redemption
   Price Per Share  ($42,009,518 / 4,304,753
     Outstanding Shares)                                $         9.76

(1) On December 31, 2000 Net Assets consisted
      of the following:
Common Stock, Par Value $1.00                                4,304,753
Paid-in Capital                                             54,447,520
Undistributed Net Investment Income                            236,631
Accumulated Net Realized Loss                              (10,766,515)
Net Unrealized Depreciation of Investment Securities	      (6,212,871)

                                                         $  42,009,518

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
   Interest                                   $2,804,197
   Dividends                                   1,397,826
      Total Investment Income                               $4,202,023

Expenses:
   Investment Advisory Fee (Note 3)              236,451
   Transfer Agent Fees                            63,481
   Custodian Fees                                 25,265
   Professional Fees                              41,030
   Registration Fees                              20,255
   Directors' Fees                                 3,200
   Printing Expenses                              11,332
   Office Expenses                                32,792
   Insurance                                       5,357
   Taxes (Other than Income Tax)                   2,757

      Total Expenses                                           441,920
Net Investment Income                                        3,760,103

Realized and Unrealized Loss on Investments:
   Net Realized Loss from Sales of Securities               (6,638,255)

   Net Change in Unrealized Appreciation/Depreciation
    on Investment Securities                                 5,602,828

   Net Realized and Unrealized Loss on Investments          (1,035,427)

Net Increase in Net Assets Resulting from Operations        $2,724,676

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                     Year Ended         Year Ended
                                      12/31/00           12/31/99
Increase (Decrease) in Net Assets
    from Investment Activities:
    Net Investment Income           $   3,760,103    $    5,413,869
    Net Realized Gain (Loss)
      from Sales of Investment
       Securities                      (6,638,255)       (4,613,483)
   Change in Unrealized
     Appreciation/Depreciation
      of Investment Securities          5,602,828           409,308

      Net Increase in Net Assets
        Resulting from Operations       2,724,676         1,209,694

Distribution to Shareholders:
   From Net Investment Income          (3,782,073)       (5,412,933)

Capital Share Transactions (1):
   Net Proceeds from Sales of Shares   22,903,430        24,490,578
   Cost of Shares Redeemed            (40,112,932)      (70,812,243)
   Distributions Reinvested             2,935,799         4,241,952

      Net Decrease in Net Assets from
       Capital Share Transactions     (14,273,703)      (42,079,713)

      Total Decrease in Net Assets    (15,331,100)      (46,282,952)

Net Assets:
  Beginning of Year                    57,340,618       103,623,570

  End of Year                       $  42,009,518     $  57,340,618

(1) Capital Shares Issued and Redeemed:
    Shares Sold                         2,325,105         2,296,408
    Shares Redeemed                    (4,056,336)       (6,634,203)
    Shares Reinvested                     300,408           406,121
                                       (1,430,823)       (3,931,674)

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                YEAR ENDED
                          12/31/00 12/31/99 12/31/98(1)12/31/97 12/31/96

Net Asset Value,
  Beginning of Year        $10.00   $10.72   $12.51    $12.31    $11.95
____
Income from Investment
 Operations:
   Net Investment Income    0.83      0.91     0.90      0.77      0.76
   Net Realized and
    Unrealized Gains
    (Losses) on Securities (0.25)    (0.81)   (1.44)     0.84      0.87

    Total Income from
     Investment Operations  0.58      0.10    (0.54)     1.61      1.63

Less Distributions:
   From Net Investment
     Income                0.82)     (0.82)   (0.92)    (0.77)    (0.80)
   From Net Realized
     Gains                 0.00       0.00    (0.15)    (0.64)    (0.47)
   From Capital            0.00       0.00    (0.18)     0.00      0.00

      Total Distributions (0.82)     (0.82)   (1.25)    (1.41)    (1.27)


Net Asset Value,
  End of Year             $9.76     $10.00   $10.72    $12.51    $12.31
  Total Return             6.05%      0.83%  (4.57%)    13.36%    13.99%

Ratios/Supplemental Data:
  Net Assets, End of
  Year (000)             $42,010   $57,341  $103,624  $180,823  $137,166

  Ratio of Expenses to
  Average Net Assets       0.94%     0.77%    0.66%      0.65%     0.68%

  Ratio of Net Investment
  Income to Average Net
  Assets                   7.97%     6.92%    6.27%      6.15%     6.35%

Portfolio Turnover Rate   12%        7%      31%        53%       38%


(1)Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds. The effect of this change in accounting principle for the year ended December 31, 1998 is to increase per share net income by $0.04 and ratio of net investment income to average net assets by 0.3%.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000



Number of
 Shares                         COMMON STOCKS  -  32.5%                   Value*

                           BANKING - 1.0%
20,700                      First Essex Bancorp, Inc.                 $  412,706

                           COMMERCIAL PRINTING - 2.8%

28,648                      Courier Corp.                                852,278
46,300                      Ennis Business Forms                         341,462
                           TOTAL Commercial Printing                     193,740

                          DIVERSIFIED MANUFACTURING - 1.5%
30,851                     Lindberg Corp.                                553,390
15,900                     Synalloy Corp.                                 75,525
                          TOTAL Diversified Manufacturing                628,915

                          FOREST & PAPER PRODUCTS - 0.6%
8,800                      Greif Brothers Corp.                          250,800

                          FURNITURE MANUFACTURING - 0.4%
11,000                     La-Z-Boy, Inc.                                173,250

                          MANUFACTURED HOUSING - 0.4%
30,300                     Patrick Industries, Inc.                      174,225

                          MACHINERY MANUFACTURER - 1.0%
30,700                     Hardinge, Inc.                                433,638

                          METALS & MINING - 4.2%
1,600                      Cleveland-Cliffs Inc.                          34,500
33,916                     Impala Platinum Holdings Limited - ADR      1,721,237
                          TOTAL Metals & Mining                        1,755,737

                          OIL & GAS EXPLORATION & PRODUCTION - 0.3%
10,600                     Berry Petroleum Co.                           141,775

                          REAL ESTATE INVESTMENT TRUST - 7.8%
6,000                      First Industrial Realty Trust, Inc.           204,000
46,650                     Hospitality Property Trust                  1,055,456
30,000                     Mid-America Apartment Communities, Inc.       676,875
69,700                     Town & Country Trust                        1,346,081
                           TOTAL Real Estate Investment Trust          3,282,412

                          STEEL & STEEL PRODUCTS - 0.7%
32,158                     AK Steel Holding Corp.                        281,383

                          TEXTILE - 0.2%
25,902                     Dixie Group, Inc.                              61,517

                          TRANSPORTATION - 2.6%
113,400                    Anangel-American Shipholding - SP  ADR        570,549
 35,700                    Stolt-Nielsen S.A. ADR                        539,963
                           TOTAL Transportation                        1,110,512

                          UTILITIES - 9.0%
5,000                      Hawaiian Electric.                            185,938
31,700                     Laclede Gas Co.                               740,988
53,900                     Otter Tail Power Co.                        1,455,300
39,100                     Sempra Energy                                 909,075
12,684                     Swift Energy Co.                              477,235
                          TOTAL Utilities                              3,768,536

TOTAL COMMON STOCKS (Cost $11,917,212)                               $13,669,146


                           PREFERRED STOCKS  -  11.1%

                           FOOD PROCESSING - 0.0%
3,400                       Chiquita Brands International,
                              Inc.PFD Series A  CV 0.02%                  10,413

                           METALS & MINING- 1.9%
18,700                      Battle Mountain Gold Co.
                             PFD  CV $325                                551,650
10,400                      Freeport McMoran Copper & Gold
                             PFD A  CV  0.05 SH                          104,000
10,100                      Freeport McMoran Copper & Gold PFD D          79,538
7,220                       Hecla Mining  PFD B  CV                       43,320
                           TOTAL Metals & Mining                         778,508

                           OIL & GAS EXPLORATION & PRODUCTION - 5.2%
44,365                      Callon Petroleum Co.  PFD A  CV1,            696,961
10,600                      Western Gas Resources, Inc.  PFD  CV         480,975
                           TOTAL Oil & Gas Exploration & Production    2,177,936

                           REAL ESTATE INVESTMENT TRUST - 3.6%
18,000                      First Industrial Realty  PFD A               441,000
29,600                      Mid America Apt. Communities  PFD A          584,600
25,500                      Prologis Trust PFD                           510,000
                           TOTAL Real Estate Investment Trust          1,535,600

                           STEEL & STEEL PRODUCTION - 0.4%
7,067                       Bethlehem Steel Corp.  3.5%  PFD  CV         166,403

TOTAL PREFERRED STOCKS  (Cost $5,684,368)                             $4,668,860


   Face
  Amount                   CORPORATE BONDS  -  51.9%

                           AUTO & AUTOMOTIVE PARTS - 0.7%
$551,000                    Mascotech, Inc. CV. 4.5% 12/15/03        $   318,891

                           BANKING - 2.5%
1,000,000                   Chase Manhattan  7.125%  02/01/07          1,015,590
20,000                      NationsBank Corp.  6.375%  02/15/08           19,209
                           TOTAL Banking                               1,034,799

                           CHEMICAL- 2.9%
2,130,000                   IMC Global Inc.  7.30%  01/15/28           1,212,984

                           DIVERSIFIED FINANCIAL SERVICES -  0.9%
400,000                     Advanta Corp.  6.63% 07/30/01                384,992

                           DRUGSTORE - 0.9%
2,603,000                   Drug Emporium, Inc.  7.75%  CV  10/01/14     390,450

                           ELECTRICAL EQUIPMENT - 2.5%
1,000,000                   Emerson Electric  7.875% 06/01/05          1,074,105

                           ELECTRONICS - 4.6%
251,000                     Kent Electronics Corp.  4.5%  CV  09/01/04   210,212
2,169,000                   Trans-Lux Corp.  7.5%  CV  12/01/06        1,702,665
                           TOTAL Electronics                           1,912,877

                           FINANCIAL- 4.8%
2,027,000                   Ford Motor Credit Corp. 6.375% 11/05/08    1,983,926
20,000                      General Motors Acceptance Corp.
                            5.875%01/22/03                                19,650
                           TOTAL Financial                             2,003,576

                           FOREST & PAPER PRODUCTS - 2.8%
750,000                     Georgia Pacific  7.25%  06/01/28             562,934
30,000                      Georgia Pacific  7.375%  12/01/25             23,129
727,000                     Stone Container Corp. 6.75% CV 02/15/07      585,235
                           TOTAL Forest & Paper Products               1,171,298

                          HEALTH CARE - 3.6%
1,300,000                  Omnicare, Inc. 5% 12/01/07                  1,040,000
455,000                    Tenet Health Care  8% 1/15/05                 460,688
                          TOTAL Health Care                            1,500,688

                          HOTEL - 0.3%
165,000                    Hilton Hotels CV  5% 5/15/06                  139,631

                          MACHINERY MANUFACTURING - 1.5%
660,000                    Robbins & Myers  6.5%  CV  09/01/03           636,075

                          METALS & MINING - 3.6%
500,000                    Campbell Resources Inc.  7.5%  CV 07/20/04     41,875
1,500,000                  Cyprus Amax Minerals Co.  7.375%  05/15/07  1,474,516
                          TOTAL Metals & Mining                        1,516,391

                          OIL & GAS - 5.5%
1,500,000                  Ashland Oil, Inc.  8.23%  02/26/07          1,571,544
700,000                    Gulf Canada Resources Ltd. 9.625% 07/01/05    722,750
                          TOTAL Oil & Gas                              2,294,294

                          OIL & GAS EXPLORATION & PRODUCTION - 0.1%
6,000                      Phillips Petroleum 7.125%  3/15/28  0.01%       5,475
30,000                     Phillips Petroleum  7.92%   4/15/23 0.07%      29,246
                          TOTAL Oil & Gas Exploration & Production        34,721

                          RETAIL- 2.1%
1,524,000                  Dairy Mart Stores  10.25%  03/15/04           868,680

                          TELECOMMUNICATIONS- 2.5%
280,000                    Bell South Telecommunications 5.875% 1/15/09  263,200
750,000                    GTE Corp.  7.51%  04/01/09                    776,475
                           TOTAL Telecommunications                    1,039,675

                          TEXTILE - 2.5%
2,994,000                  Dixie Group, Inc.  7%  CV  05/05/12         1,047,900

                          TOBACCO - 3.6%
2,300,000                  Standard Commercial Corp. 7.25%
                              CV 03/31/07                              1,518,000

                          TRANSPORTATION - 1.7%
1,000,000                  Transportacion Maritima Mexicana SA
                            10% 11/15/06                                 720,000

                          UTILITIES - 2.3%
1,000,000                  Consolidated Edison  6.25%  02/01/08          967,770

TOTAL CORPORATE BONDS (Cost $28,747,518)                             $21,787,797

The accompanying notes are an integral part of these financial statements.


BERWYN INCOME FUND
STATEMENT OF INVESTMENTS

Number of    Shares                       WARRANTS - 0.0%                 Value*
10,533                                     Dairy Mart$               $    10,424

TOTAL WARRANTS (Cost $0)                                             $    10,424

TOTAL INVESTMENTS (Cost $46,349,098) - 95.5%                         $40,136,227

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%                           1,873,291

NET ASSETS - 100%                                                    $42,009,518

__________________________________________
*   See Note 2 to the Financial Statements.
ADR American Depositary Receipt
CV  Convertible Security
PFD Preferred Stock
SP  Sponsored

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

NOTE 1 - ORGANIZATION

The Berwyn Funds, a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Income Fund (the "Fund") is a portfolio series of The Berwyn Funds.

The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time). Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold.
Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

Distributions to Shareholders:    Dividends from net investment income
are paid quarterly to the shareholders.  Distributions of net realized gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature.
To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 181,739 shares of the Fund at December 31, 2000. Certain Trustees and Officers of the Fund are also Directors and Officers of the Investment Adviser.

During the year ended December 31, 2000, the Fund paid $71,596 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the year ended December 31, 2000, the Fund made purchases of $5,692,450 and sales of $22,704,835 of investment securities other than short-term securities and U.S. Government securities.

Cost of securities owned at December 31, 2000 and the net realized gains or losses on securities sold for the year then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $6,212,872 of which $4,584,864 related to appreciated securities and $10,797,736 related to depreciated securities.

At December 31, 2000, the Fund had a capital loss carryforward of approximately $10.7 million to offset capital gains realized through December 31, 2007. Gains offset will not be distributed to shareholders.